                                                                       EXHIBIT 6

SERIES B PREFERRED STOCK                               SERIES B PREFERRED STOCK

      NUMBER                                                           SHARES
   --SPECIMEN--                                                     --SPECIMEN--

                             W HOLDING COMPANY, INC.

         INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PUERTO RICO 7.25% NONCUMULATIVE MONTHLY INCOME PREFERRED STOCK, 1999 SERIES B

                                                            SEE REVERSE SIDE FOR
                                                               CERTAIN LEGENDS
                                                              CUSIP 929251 30 4


THIS CERTIFIES THAT:  --SPECIMEN--


is the owner of  --SPECIMEN--

   Fully Paid and Nonassessable Shares of 7.25% Noncumulative Monthly Income
     Preferred Stock, 1999 Series B, Par Value $1.00 Per Share, Liquidation
                        Preference $25.00 Per Share, of

W Holding Company, Inc. (the "Corporation"), a Puerto Rico corporation with its principal executive office located in Mayaguez, Puerto Rico. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar. The shares represented by this Certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof or by his or her duly authorized attorney or legal representative, upon the surrender of this Certificate properly endorsed.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

Dated:                                               W HOLDING COMPANY, INC.
                                                     BY:
      ATTEST:                   [SEAL]


                    SECRETARY                            CHAIRMAN OF THE BOARD
                                                         PRESIDENT AND CHIEF
                                                         EXECUTIVE OFFICER
Countersigned and Registered:

--------------------------------
Transfer Agent and Registrar

---------------------------------
Authorized Signature

                             W HOLDING COMPANY, INC.

     The shares represented by this Certificate are issued subject to all the provisions of the Certificate of Incorporation and By-laws of W Holding Company, Inc. (the "Corporation"), as amended from time to time (copies of which are on file at the principal executive office of the Corporation), to all of which the holder by acceptance hereof assents.

     The Corporation is authorized to issue more than one class or series of stock. The Corporation will furnish to any stockholder, upon request and without charge, a list of the powers, designations, preferences and relative, participation, optional, or other special rights of each authorized class of stock or series thereof and the conditions, limitations and restrictions of such preferences and/or rights. Such request may be made to the Corporation at its principal executive office.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


      TEN COM -as tenants in common                UNIF GIFT MIN ACT-__________Custodian__________
      TEN ENT -as tenants by the entireties                            (Cust)            (Minor)
      JT TEN  -as joint tenants with right of                        under Uniform Gifts to Minors
               survivorship and not as tenants                       Act_______________
               in common                                                    (State)

     Additional abbreviations may also be used though not in the above list.

      For value received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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    PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL CODE, OF ASSIGNEE

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___________________________________________________________ shares of the
Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________
______________________________________________________________________________
Attorney to transfer the said shares on the books of the Corporation with full power of substitution in the premises.

Dated ________________________


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            NOTICE:        THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                           WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                           CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
                           OR ENLARGEMENT.